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                                                                   Exhibit 10.22


                 ALLONGE TO CONVERTIBLE NOTE DATED JUNE 18, 2002

                Reference is hereby made to the Convertible Note dated June 18, 2002 (the "Note") by and between Briazz, Inc., a Washington corporation (the "Maker"), with principal offices located at 3901 7th Avenue South, Suite 200, Seattle, WA 98108, and Laurus Master Fund, Ltd. (the "Payee"), with principal offices at c/o Ironshore Corporate Services Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street Grand Cayman, Cayman Islands. Terms used herein and not otherwise defined herein shall have the meaning set forth in the Note.

            Maker and Payee hereby agree to amend the Note as follows:


            1. Section 3.1(b) of the Note, shall be amended so that the definition of "Fixed Price" shall be $0.50 [closing market price prior to execution].

            2. Section 2.1 of the Note shall be amended by adding the following to the end of such Section 2.1:

                "Notwithstanding the foregoing, until the Repayment Date of March 3, 2003, the Monthly Amount to be paid by the Borrower shall consist of interest payments only. Commencing the Repayment Date of March 3, 2003, principal and interests payments of the Monthly Amount shall resume."

                Section 2.1 of the Note shall be further amended by changing "one-sixteenth" in the first sentence to "one-thirteenth."

            3.  There are no other modifications to the Note.



                                           BRIAZZ, INC.


                                           By: /s/ Victor D. Alhadeff
                                               --------------------------------
                                           Name/Title: Victor D. Alhadeff, CEO
                                                       ------------------------
                                           Dated: December 2, 2002
                                                  -----------------------------


AGREED AND ACCEPTED

LAURUS MASTER FUND, LTD.

By: /s/ David Grin
    --------------------------------
Name:
Title: